UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2023, Leslie’s Poolmart, Inc., Leslie’s, Inc., (collectively, the “Company”), the financial institutions party thereto from time to time, and Nomura Corporate Funding Americas, LLC, as administrative agent and collateral agent, entered into Amendment No. 1 (“Amendment No. 1”) to the Company’s Amended and Restated Term Loan Credit Agreement dated March 9, 2021 (the “Term Loan”).

Amendment No. 1 amended the Term Loan to, among other things, (i) replace the LIBOR-based rate included in the Term Loan with Term SOFR-base rate, as an interest rate benchmark (as defined in the Term Loan) and (ii) amend other related terms and provisions of the Term Loan to implement the replacement described above, including the addition of a SOFR adjustment of (a) 0.11448% per annum for one-month, (b) 0.26161% per annum for three-months, and (c) 0.42826% per annum for six-months. Other than the foregoing, the material terms of the Term Loan remain unchanged.

The foregoing description of Amendment No. 1 is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 1, dated as of June 8, 2023, to the Amended and Restated Term Loan Credit Agreement by and among Leslie’s Poolmart, Inc., Leslie's, Inc., the lenders from time to time party thereto and Nomura Corporate Funding Americas, LLC, as administrative agent and collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Steven M. Weddell
Name:	Steven M. Weddell
Title:	Executive Vice President and Chief Financial Officer

Date: June 13, 2023